SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) January 16, 2004
                                                  -----------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------
(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
 ---------------------------------------------------------
(Former name or former address, if changes since last report)


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description
     ----------   --------------------------
         99         Earnings Release dated
                    January 16, 2004 of
                    PennRock Financial
                    Services Corp.

Item 9.  Regulation FD Disclosure.
         -------------------------
         See Item 12. Results of Operations and Financial Condition

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------
         On January 16, 2004, PennRock Financial Services Corp.
         announced its earnings for the fourth quarter and year ended December 31, 2003. A copy of this press release is attached as Exhibit 99 to this report.

                         SIGNATURE
                        -----------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ George B. Crisp
                          ---------------------------------
                          George B. Crisp, Vice President
                          and Treasurer

Dated:  January 16, 2004